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                                                                   EXHIBIT 10.2



                              CUSTOMER AGREEMENT


     In consideration for you (the "Broker") opening or maintaining one or more accounts (the "Account") for the undersigned (the "Customer"), the Customer agrees to the terms and conditions contained in this Agreement. The heading of each provision of this Agreement is for descriptive purposes only and shall not be deemed to modify or qualify any of the rights or obligations set forth in each such provision. For purposes of this Agreement, "securities and other property" means, but is not limited to, money, securities, financial instruments and commodities of every kind and nature and related contracts and options, except that the provisions of paragraph 21 herein (the arbitration clause) shall not apply to commodities accounts. This definition includes securities or other property currently or hereafter held, carried or maintained by you or by any of your affiliates, in your possession or control, or in the possession or control of any such affiliate, for any purpose, in and for any of my accounts now or hereafter opened, including any account in which I may have an interest.

1.   Applicable Rules and Regulations


     All transactions in the Customer's Account shall be subject to the constitution, rules, regulations, customs and usages of the exchange or market, and its clearing house, if any, where the transactions are executed by the Broker or its agents, including its subsidiaries and affiliates. Also, where applicable, the transactions shall be subject (a) to the provisions of (1) the Securities Exchange Act of 1934, as amended, and (2) the Commodities Exchange Act, as amended; and (b) to the rules and regulations of (1) the Securities and Exchange Commission, (2) the Board of Governors of the Federal Reserve System and (3) the Commodities Futures Trading Commission.


2.   Agreement Contains Entire Understanding/Assignment


     This Agreement contains the entire understanding between the Customer and the Broker concerning the subject matter of this Agreement. Customer may not assign the rights and obligations hereunder without first obtaining the prior written consent of the Broker.


3.   Severability

     If any provision of this Agreement is held to be invalid, void or unenforceable by reason of any law, rule, administrative order or judicial decision, that determination shall not effect the validity of the remaining provisions of this Agreement.

4.   Waiver


     Except as specifically permitted in this Agreement, no provision of this Agreement can be, nor be deemed to be, waived, altered, modified or amended unless such is agreed to in a writing signed by the Broker.


5.   Delivery of Securities


     Without abrogating any of the Broker's rights under any other portion of this Agreement and subject to any indebtedness of the Customer to the Broker, the Customer is entitled, upon appropriate demand, to receive physical delivery of fully paid securities in the Customer's Account.


6.   Liens


     All securities and other property of the Customer in any account in which the Customer has an interest shall be subject to a lien for the discharge of any and all indebtedness or any other obligation of the Customer to the Broker. All securities and other property of the Customer shall be held by the Broker as security for the payment of any such obligations or indebtedness to the Broker in any Account that the Customer may have an interest, and the Broker subject to applicable law may, at any time and without prior notice to the Customer, use and/or transfer any or all securities and other property interchangeably in any Account(s) in which the Customer has an interest (except regulated commodity Accounts).


7.   Pledge of Securities and Other Property


     Within the limitations imposed by applicable laws, rules and regulations, all securities and other property of the Customer may be pledged and repledged and hypothecated and rehypothecated by the Broker from time to time, without notice to the Customer, either separately or in common with such other securities and other property of other bona fide Customers of the Broker, for any amount due to the Broker, in the Customer's Account(s). The Broker may do so without retaining in its possession or under its control for delivery a like amount of similar securities or other property.


8.   Interest


     Debit balances of the Account(s) of the Customer shall be charged with interest in accordance with the Broker's established custom, as disclosed to the Customer pursuant to the provisions of Rule 10b-16 of the Securities Exchange Act of 1934.


9.   Disclosures Regarding Liquidations and Covering Positions


     THE CUSTOMER SHOULD CLEARLY UNDERSTAND THAT, NOTWITHSTANDING A GENERAL POLICY OF GIVING CUSTOMERS NOTICE OF A MARGIN DEFICIENCY, THE BROKER IS NOT OBLIGATED TO REQUEST ADDITIONAL MARGIN FROM THE CUSTOMER IN THE EVENT THE CUSTOMER'S ACCOUNT FALLS BELOW MINIMUM MAINTENANCE REQUIREMENTS. MORE IMPORTANTLY, THERE MAY/WILL BE CIRCUMSTANCES WHERE THE BROKER WILL LIQUIDATE SECURITIES AND/OR OTHER PROPERTY IN THE ACCOUNT WITHOUT NOTICE TO THE CUSTOMER TO ENSURE THAT MINIMUM MAINTENANCE REQUIREMENTS ARE SATISFIED.


10.  Liquidations and Covering Positions


     THE BROKER SHALL HAVE THE RIGHT IN ACCORDANCE WITH ITS GENERAL POLICIES REGARDING MARGIN MAINTENANCE REQUIREMENTS TO REQUIRE ADDITIONAL COLLATERAL OR THE LIQUIDATION OF ANY SECURITIES AND OTHER PROPERTY WHENEVER IN BROKER'S DISCRETION IT CONSIDERS IT NECESSARY FOR ITS PROTECTION INCLUDING IN THE EVENT OF, BUT NOT LIMITED TO: THE FAILURE OF THE CUSTOMER TO PROMPTLY MEET ANY CALL FOR ADDITIONAL COLLATERAL; THE FILING OF A PETITION IN BANKRUPTCY BY OR AGAINST THE CUSTOMER; THE APPOINTMENT OF A RECEIVER IS FILED BY OR AGAINST CUSTOMER; AN ATTACHMENT IS LEVIED AGAINST ANY ACCOUNT OF THE CUSTOMER OR IN WHICH THE CUSTOMER HAS AN INTEREST OR; THE CUSTOMER'S DEATH. IN SUCH EVENT, THE BROKER IS AUTHORIZED TO SELL ANY AND ALL SECURITIES AND OTHER PROPERTY IN ANY ACCOUNT OF THE CUSTOMER WHETHER CARRIED INDIVIDUALLY OR JOINTLY WITH OTHERS, TO BUY ALL SECURITIES OR OTHER PROPERTY WHICH MAY BE SHORT IN SUCH ACCOUNT(S), TO CANCEL ANY OPEN ORDERS AND TO CLOSE ANY OR ALL OUTSTANDING CONTRACTS, ALL WITHOUT DEMAND FOR MARGIN OR ADDITIONAL MARGIN, OTHER NOTICE OF SALE OR PURCHASE, OR OTHER NOTICE OR ADVERTISEMENT EACH OF WHICH IS EXPRESSLY WAIVED BY THE CUSTOMER. ANY SUCH SALES OR PURCHASES MAY BE MADE AT BROKER'S DISCRETION ON ANY EXCHANGE OR OTHER MARKET WHERE SUCH BUSINESS IS USUALLY TRANSACTED OR AT PUBLIC AUCTION OR PRIVATE SALE, AND BROKER MAY BE THE PURCHASER FOR BROKER'S OWN ACCOUNT. IT IS UNDERSTOOD A PRIOR DEMAND, OR CALL, OR PRIOR NOTICE OF THE TIME AND PLACE OF SUCH SALE OR PURCHASE SHALL NOT BE CONSIDERED A WAIVER OF BROKER'S RIGHT TO SELL OR BUY WITHOUT DEMAND OR NOTICE AS HEREIN PROVIDED.


11.  Margin


     The Customer agrees to maintain in all accounts with the Broker such positions and margins as required by all applicable statutes, rules, regulations, procedures and custom, or as the Broker deems necessary or advisable. The Customer agrees to promptly satisfy all margin and maintenance calls.


12.  Satisfaction of Indebtedness


     The Customer agrees to satisfy, upon demand, any indebtedness, and to pay any debit balance remaining when the Customer's Account is closed, either partially or totally. Customer Account(s) may not be closed without Broker first receiving all securities and other property for which the Account is short and all funds to pay in full for all securities and other property in which the Account(s) are long.


13.  Transactions and Settlements


     All orders for the purchase or sale of securities and other property will be authorized by the Customer and executed with the understanding that an actual purchase or sale is intended and that it is the Customer's intention and obligation in every case to deliver certificates or commodities to cover any and all sales or to pay for any purchase upon the Broker's demand. If the Broker makes a short sale of any securities and other property at the Customer's direction or if the Customer fails to deliver to the Broker any securities and other property that the Broker has sold at the Customer's direction, the Broker is authorized to borrow the securities and other property necessary to enable the Broker to make delivery and the Customer agrees to be responsible for any cost or loss the Broker may incur, or the cost of obtaining the securities and other property if the Broker is unable to borrow it. The Broker is the Customer's agent to complete all such transactions and is authorized to make advances and expend monies as are required.


14.  Sales By Customer



     The Customer understands and agrees any order to sell "short" will be designated as such by the Customer, and that the Broker will mark the order as "short". All other sell orders will be for securities owned ("long"), at that time, by the Customer by placing the order the Customer affirms that he will deliver the securities on or before the settlement date.

15.  Broker As Agent

     The Customer understands that the Broker is acting as the Customer's agent, unless the Broker notifies the Customer, in writing before the settlement date for the transaction, that the Broker is acting as a dealer for its own account or as agent for some other person.

16.  Confirmations and Statements


     Confirmations of transactions and statements for the Customer's Account(s) shall be binding upon the Customer if the Customer does not object, in writing, within ten days after receipt by the Customer. Notice or other communications including margin and maintenance calls delivered or mailed to the address given below shall, until the Broker has received notice in writing of a different address, be deemed to have been personally delivered to the Customer whether actually received or not.
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17.  SUCCESSORS

     Customer hereby agrees that this Agreement and all the terms thereof shall be binding upon Customer's heirs, executors, administrators, personal representatives and assigns. This Agreement shall enure to the benefit of the Broker's present organization, and any successor organization, irrespective of any change or changes at any time in the personnel thereof, for any cause whatsoever.

18.  CHOICE OF LAWS

     THIS AGREEMENT SHALL BE DEEMED TO HAVE BEEN MADE IN THE STATE OF NEW YORK AND SHALL BE CONSTRUED, AND THE RIGHTS AND LIABILITIES OF THE PARTIES DETERMINED, IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

19.  CAPACITY TO CONTRACT, CUSTOMER AFFILIATION

     By signing below, the Customer, represents that he/she is of legal age, and that he/she is not an employee of any exchange, or of any corporation of which any exchange owns a majority of the capital stock, or of a member firm or member corporation registered on any exchange, or of a bank, trust company, insurance company or of any corporation, firm or individual engaged in the business of dealing, either as broker or as principal, in securities, bills of exchange, acceptances or other forms of commercial paper, and that the Customer will promptly notify the Broker in writing if the Customer is now or becomes so employed. The Customer also represents that no one except the Customer has an interest in the account or accounts of the Customer with you.

20.  ARBITRATION DISCLOSURES

     o  ARBITRATION IS FINAL AND BINDING ON THE PARTIES.

     o THE PARTIES ARE WAIVING THEIR RIGHT TO SEEK REMEDIES IN COURT, INCLUDING THE RIGHT TO JURY TRIAL.

     o PRE-ARBITRATION DISCOVERY IS GENERALLY MORE LIMITED THAN AND DIFFERENT FROM COURT PROCEEDINGS.

     o THE ARBITRATORS' AWARD IS NOT REQUIRED TO INCLUDE FACTUAL FINDINGS OR LEGAL REASONING AND ANY PARTY'S RIGHT TO APPEAL OR TO SEEK MODIFICATION OF RULINGS BY THE ARBITRATORS IS STRICTLY LIMITED.

     o THE PANEL OF ARBITRATORS WILL TYPICALLY INCLUDE A MINORITY OF ARBITRATORS WHO WERE OR ARE AFFILIATED WITH THE SECURITIES INDUSTRY.

21.  ARBITRATION

     THE CUSTOMER AGREES, AND BY CARRYING AN ACCOUNT FOR THE CUSTOMER THE BROKER AGREES THAT ALL CONTROVERSIES WHICH MAY ARISE BETWEEN US CONCERNING ANY TRANSACTION OR THE CONSTRUCTION, PERFORMANCE, OR BREACH OF THIS OR ANY OTHER AGREEMENT BETWEEN US PERTAINING TO SECURITIES AND OTHER PROPERTY, WHETHER ENTERED INTO PRIOR, ON OR SUBSEQUENT TO THE DATE HEREOF, SHALL BE DETERMINED BY ARBITRATION. ANY ARBITRATION UNDER THIS AGREEMENT SHALL BE CONDUCTED PURSUANT TO THE FEDERAL ARBITRATION ACT AND THE LAWS OF THE STATE DESIGNATED IN PARAGRAPH 18, BEFORE THE AMERICAN ARBITRATION ASSOCIATION, OR BEFORE THE NEW YORK STOCK EXCHANGE, INC. OR AN ARBITRATION FACILITY PROVIDED BY ANY OTHER EXCHANGE OF WHICH THE BROKER IS A MEMBER, OR THE NATIONAL ASSOCIATION OF SECURITIES DEALERS, INC. OR THE MUNICIPAL SECURITIES RULEMAKING BOARD AND IN ACCORDANCE WITH THE RULES THEN IN EFFECT OF THE SELECTED ORGANIZATION. THE CUSTOMER MAY ELECT IN THE FIRST INSTANCE WHETHER ARBITRATION SHALL BE BY THE AMERICAN ARBITRATION ASSOCIATION, OR BY AN EXCHANGE OR SELF-REGULATORY ORGANIZATION OF WHICH THE BROKER IS A MEMBER. BUT IF THE CUSTOMER FAILS TO MAKE SUCH ELECTION, BY REGISTERED LETTER OR TELEGRAM ADDRESSED TO THE BROKER AT THE BROKER'S MAIN OFFICE BEFORE THE EXPIRATION OF TEN DAYS AFTER RECEIPT OF A WRITTEN REQUEST FROM THE BROKER TO MAKE SUCH ELECTION, THEN THE BROKER MAY MAKE SUCH ELECTION, THE AWARD OF THE ARBITRATORS, OR OF THE MAJORITY OF THEM, SHALL BE FINAL, AND JUDGMENT UPON THE AWARD RENDERED MAY BE ENTERED IN ANY COURT, STATE OR FEDERAL, HAVING JURISDICTION. NO PERSON SHALL BRING A PUTATIVE OR CERTIFIED CLASS ACTION TO ARBITRATION, NOR SEEK TO ENFORCE ANY PRE-DISPUTE ARBITRATION AGREEMENT AGAINST ANY PERSON WHO HAS INITIATED IN COURT A PUTATIVE CLASS ACTION; OR WHO IS A MEMBER OF A PUTATIVE CLASS WHO HAS NOT OPTED OUT OF THE CLASS WITH RESPECT TO ANY CLAIMS ENCOMPASSED BY THE PUTATIVE CLASS ACTION UNTIL: (i) THE CLASS CERTIFICATION IS DENIED; OR (ii) THE CLASS IS DECERTIFIED; OR (iii) THE CUSTOMER IS EXCLUDED FROM THE CLASS BY THE COURT. SUCH FORBEARANCE TO ENFORCE AN AGREEMENT TO ARBITRATE SHALL NOT CONSTITUTE A WAIVER OF ANY RIGHTS UNDER THIS AGREEMENT EXCEPT TO THE EXTENT STATED HEREIN.

22.  DISCLOSURES TO ISSUERS

     Under rule 14b-1(c) of the Securities Exchange Act of 1934, we are required to disclose to an issuer the name, address, and securities position of our customers who are beneficial owners of that issuer's securities unless the customer objects. Therefore, please check one of the boxes below:

     [ ] Yes, I do object to the disclosure of such information.

     [ ] No, I do not object to the disclosure of such information.

23.  LOAN OR PLEDGE OF SECURITIES

     THE CUSTOMER HEREBY AUTHORIZES THE BROKER TO LEND EITHER TO ITSELF OR TO OTHERS ANY SECURITIES HELD BY THE BROKER IN THE CUSTOMER'S MARGIN ACCOUNT AND TO CARRY SUCH PROPERTY IN ITS GENERAL LOANS. SUCH PROPERTY MAY BE PLEDGED, REPLEDGED, HYPOTHECATED OR REHYPOTHECATED EITHER SEPARATELY OR IN COMMON WITH OTHER SUCH PROPERTY FOR ANY AMOUNTS DUE TO THE BROKER THEREON OR FOR A GREATER SUM AND THE BROKER SHALL HAVE NO OBLIGATION TO RETAIN A LIKE AMOUNT OF SIMILAR PROPERTY IN ITS POSSESSION AND CONTROL.

     BY SIGNING THIS AGREEMENT THE CUSTOMER ACKNOWLEDGES THAT:


     1. THE SECURITIES IN THE CUSTOMER'S MARGIN ACCOUNT MAY BE LOANED TO THE BROKER OR LOANED OUT TO OTHERS AND:


     2. THAT THE CUSTOMER HAS RECEIVED A COPY OF THIS AGREEMENT.

     THIS AGREEMENT CONTAINS A PRE-DISPUTE ARBITRATION CLAUSE AT PARAGRAPH 21.

     (X)  STEVEN O'MALLEY     12/22/98      (X)
     -----------------------------------    ------------------------------------
          Customer Signature/Date                 Customer Signature/Date
         HULL TRADING COMPANY L.L.C.
     -----------------------------------    ------------------------------------
             Customer Address                          Account Number
      311 SOUTH WACKER DRIVE/SUITE 1400
     -----------------------------------
              CHICAGO, IL 60606


     o  If joint account, all customers must sign.

     o Please indicate Preference in Paragraph 22 and fill in name of state in Paragraph 18.

     o  Retain second copy for your files.